UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period :	August 1, 2013 — July 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Annual report
7|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free Municipal
Fund

Annual report
7 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	25
Federal tax information	51
Shareholder meeting results	52
About the Trustees	53
Officers	55

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The first half of 2014 proved to be an exceptional time for U.S. equities, with markets exhibiting great resilience in the face of rising geopolitical strife around the world. Then, after hovering near record lows earlier in the year, volatility spiked in mid-summer, generated by escalating military conflicts in Ukraine, Iraq, and Gaza, as well as concern that the U.S. Federal Reserve would raise interest rates sooner than expected because of an improving U.S. economy.

We believe that the fundamentals of the U.S. economy and equity markets are sound. Unemployment has declined significantly and second-quarter GDP growth has reaccelerated after the weather-related slowdown in the first three months of 2014. The stock market advance appears to be on solid footing, in our opinion, with valuations in the middle of their historic ranges, a strong corporate earnings outlook, and a rise in merger-and-acquisition activity. Moreover, government bonds have generally performed well, as have other fixed-income securities.

Abroad, however, we note headwinds. Unemployment in Europe remains stubbornly high. Also, the European Union has imposed economic sanctions on Russia as a penalty for its annexation of Ukraine’s Crimea region, and these appear to be having a negative impact on Europe’s tentative recovery, which stalled in the second quarter.

The recent uptick in volatility and modest stock market retreat serve as a clear reminder that markets will experience inevitable ups and downs. That’s why Putnam offers a wide range of strategies for all environments, including products designed to manage risk during periods of higher volatility. As we advance into the second half of the year, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

September 9, 2014

Performance
snapshot

Annualized total return (%) comparison as of 7/31/14

The fund — class A shares before sales charge
Putnam AMT-Free Municipal Fund (PPNAX)
Fund's benchmark
Barclays Municipal Bond Index
Fund's Lipper peer group average
General & Insured Municipal Debt Funds
6.08
6.88
6.34
4.40
4.85
4.12
5.45
5.50
5.84
5.24
5.06
5.42
7.56
7.27
7.67
LIFE OF FUND*
(since 9/9/85)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

4     AMT-Free Municipal Fund

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

The outlook for municipal bonds improved during the 12-month reporting period ended July 31, 2014. What contributed to the more favorable environment for this asset class?

Market conditions in the municipal bond market improved during the second half of the reporting period, with both the fundamental [macroeconomic] and technical [supply/demand dynamics] backdrop improving. As such, this asset class closed out the reporting period with positive gains despite considerable volatility in the first half of the fiscal year stemming from interest-rate and headline fears.

Generally speaking, interest rates and bond yields rose during the first half of the period, as investors grappled with the Federal Reserve’s statements that it was considering a timetable for winding down its stimulative bond-buying program, known as quantitative easing [QE]. Municipal bonds came under selling pressure in the June to August 2013 time frame, despite assurances from the Fed that the scaling back of QE would be tied to improvements in the U.S. economy. Headline credit situations — most notably Detroit’s bankruptcy and Puerto Rico’s credit challenges — also concerned investors, which in turn led to further fund outflows and downward pressure on municipal bond prices.

The municipal bond markets reversed course in January, with the Barclays Municipal

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/14. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on page 16.

AMT-Free Municipal Fund     5

Bond Index posting a gain of almost 2% for the month, as fears surrounding weaker-than-anticipated economic data and developing stress in emerging markets abated. The positive momentum flowed into March, making January to March 2014 one of the three best first quarters for the asset class during the past 20 years. March also saw fiscally strained Puerto Rico come to market with its $3.5 billion in G.O. [general obligation] bonds, which was met with solid demand.

For the balance of the reporting period, municipal bond prices climbed higher as broader economic data picked up. Despite the improving economic data, municipal bond interest rates continued to fall. Volatility trended lower as well, and the Fed steadily scaled back QE while affirming its commitment to low rates during this transitional phase. Rates dropped further in July as investors sought the relative safety of U.S. Treasuries amid rising geopolitical tensions in Ukraine, Iraq, and Gaza. All told, municipal bonds followed a similar path as Treasuries during the rally but had technical tailwinds propelling their prices higher as well.

Could you discuss the factors contributing to the improving technicals in the municipal bond market?

Municipal bond issuance, which has been trending down in recent years, continued at a modest pace, and this was beneficial for municipal bond prices. Declining volume was due, in part, to state and local governments undertaking fewer projects while turning their fiscal attention toward funding employee pensions and other fixed costs in their budgets. This modest level of supply has not kept pace with the solid demand

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 7/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     AMT-Free Municipal Fund

“Our defensive strategies remained in
place, since we expected continued
pressure on interest rates over the
longer term.”

Thalia Meehan

from traditional tax-sensitive retail investors. Crossover taxable buyers have also been drawn to the competitive yields and attractive relative value offered by this asset class rather than by its tax benefit.

Meanwhile, inflows to tax-free mutual funds, an important measure of demand, turned positive in the first quarter of 2014 — primarily in tax-free high-yield bond funds. We saw a continuation of this strong investor interest for the balance of the period. With interest rates still low and fundamental credit quality generally solid, there has been greater investor appetite for the yields offered by municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors.

How did Putnam AMT-Free Municipal Fund perform against this backdrop?

With the increasingly favorable market conditions, longer-maturity municipal bonds led their shorter-term counterparts, and lower-quality bonds outperformed higher-quality bonds. For the 12-month period ended July 31, 2014, the fund generated positive returns that surpassed its benchmark, the Barclays Municipal Bond Index, but slightly lagged the average return of its Lipper peer group.

During the period, the fund was broadly diversified across a wide range of sectors, issuers, and states. We continued to actively manage the portfolio to avoid municipal

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund     7

bond securities that pay interest that could be subject to the alternative minimum tax [AMT]. As of July 31, 2014, the fund didn’t own any bonds that might be subject to the AMT.

What were your key investment themes?

Our defensive strategies remained in place during the period, since we expected continued pressure on interest rates over the longer term as the Fed had begun to unwind its economic stimulus program and investors adjusted their expectations about the central bank’s monetary policy. We kept the fund’s duration positioning, or interest-rate sensitivity, below that of its Lipper peer group. This included maintaining a slightly higher cash position in the portfolio to help shelter the fund from price pressures in an interest-rate environment that might be trending higher. We also believed carrying a slightly higher-than-average cash balance afforded the fund greater flexibility to purchase attractively valued bonds even in a rising-rate environment.

We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects. While we believe that conditions are improving at the state and local levels, we continued to underweight local G.O. bonds relative to the benchmark. These securities rely on the taxing power of the issuer and the health of the local economy to make payments.

From a credit-quality perspective, we found attractive relative value in municipal bonds rated A and Baa by Moody’s during the period. Consequently, the portfolio held an overweight exposure to these two

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     AMT-Free Municipal Fund

credit sectors relative to its Lipper peer group at period-end. In terms of sectors, we favored transportation, higher education, essential service utilities, industrial, and continuing-care retirement community bonds relative to the fund’s Lipper universe. Overall, this credit positioning contributed positively to performance. Our shorter-duration interest-rate positioning was the biggest detractor for relative performance versus our peers, as interest rates moved lower during the period. An underweight exposure to Puerto Rico bonds also dampened results, especially during the first half of 2014 when the municipal bond market rallied and Puerto Rico bonds moved higher. However, we plan to maintain our underweight exposure to issuers in Puerto Rico given our negative credit outlook for the Commonwealth.

How would you describe the general health of the municipal bond market?

Overall, the fundamental credit outlook for municipal bonds remains solid, in our opinion. For calendar year 2013, bankruptcy filings represented 0.07% of the $3.6 trillion municipal bond market — well below the long-term average of 7.55% for global corporate bonds, according to Moody’s. The default rate continues to remain low, and we don’t believe defaults will increase meaningfully in the near future. Of course, there are outliers, such as Detroit, Michigan and Puerto Rico, that have garnered significant media attention, but for the most part, these have been isolated credit situations.

At the state level, we have seen improvement across the board, and most state fiscal situations are stable. State tax receipts increased for 16 straight quarters during the 2010 to 2013 time frame. Furthermore, conditions in the housing market continue to improve, generating stronger property tax collections for state and local government coffers.

What is your outlook for the municipal bond market, and how are you positioning the fund?

Despite the strong gains for municipal bonds in 2014 to date and our belief that the credit outlook for municipal bonds appears solid given improvement in U.S. growth, we still remain cautious and believe that there could be some volatility surrounding supply/demand factors and interest rates in the coming months. With regard to tax policy, we think comprehensive tax reform is unlikely at least until after the 2014 mid-term elections. Over the longer term, we believe federal deficits and pressures around social programs will likely contribute to the ongoing debate for broader tax reform, which could affect the value of municipal bonds.

As we witnessed throughout the reporting period, municipal bond prices can be influenced by a host of factors — most notably, the direction of U.S. Treasury rates; headline risk, as we saw in Detroit and Puerto Rico; and municipal bond flows. Against this backdrop, we plan to maintain a defensive duration posture because we believe that the municipal bond market’s attractive returns thus far in 2014 can be attributed primarily to a combination of lower rates and strong market technicals. Nevertheless, we believe the ebb and flow of the markets present inefficiencies that create attractive investment opportunities. We see our fundamental research as the key to unlocking these opportunities and providing return potential.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition

AMT-Free Municipal Fund     9

is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Since Russia’s annexation of Ukraine’s Crimea region in March, economic sanctions have escalated between Russia and the West. Russia’s weapons arsenal in this battle has included import bans on agricultural goods like U.S. chicken, Norwegian salmon, Dutch cheese, and Polish apples. As a minor trading partner of Russia, the United States will likely see little economic impact, but the sanctions come at a difficult time for Europe’s agricultural sector and the eurozone’s anemic economic recovery. Also harmed will be the Russian consumer, who will wind up paying more for goods as supplies dwindle. While Western sanctions earlier this year targeted Russia’s banks and its military and oil industries, Russia fired a retaliatory salvo in consumer sectors in early August, banning the import of meat, fish, dairy products, and other agricultural products from nations that have imposed sanctions on Russia. For now, disruption of the trade in Russian natural gas, vitally important to Russia’s export earnings and to Europe’s energy supply, appears to be off the table. But if the Ukrainian situation should deteriorate, sanctions in this critical sector could have far-reaching effects on both sides.

10     AMT-Free Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.08%	5.93%	6.08%	6.08%	5.44%	5.44%	5.84%	5.72%	5.89%
10 years	53.82	47.66	46.10	46.10	42.41	42.41	49.52	44.66	52.84
Annual average	4.40	3.97	3.86	3.86	3.60	3.60	4.10	3.76	4.33
5 years	30.38	25.17	26.30	24.30	25.49	25.49	28.58	24.40	31.98
Annual average	5.45	4.59	4.78	4.45	4.65	4.65	5.16	4.46	5.71
3 years	16.54	11.88	14.39	11.39	13.93	13.93	15.65	11.89	17.43
Annual average	5.24	3.81	4.58	3.66	4.44	4.44	4.97	3.82	5.50
1 year	7.56	3.25	6.82	1.82	6.71	5.71	7.25	3.76	7.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

AMT-Free Municipal Fund     11

Comparative index returns For periods ended 7/31/14

	Barclays Municipal Bond Index	Lipper General & Insured Municipal Debt Funds category average*
Annual average (life of fund)	6.88%	6.34%
10 years	60.60	50.09
Annual average	4.85	4.1
5 years	30.67	33.01
Annual average	5.50	5.84
3 years	15.95	17.22
Annual average	5.06	5.42
1 year	7.27	7.67

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/14, there were 264, 238, 213, 161, and 30 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 7/31/04 to 7/31/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,610 and $14,241, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,466. A $10,000 investment in the fund’s class Y shares would have been valued at $15,284.

12     AMT-Free Municipal Fund

Fund price and distribution information For the 12-month period ended 7/31/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	12		12	12	12		12
Income 1	$0.569214		$0.477131	$0.454675	$0.529185		$0.603823
Capital gains 2	—		—	—	—		—
Total	$0.569214		$0.477131	$0.454675	$0.529185		$0.603823
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
7/31/13	$14.74	$15.35	$14.76	$14.78	$14.78	$15.28	$14.75
7/31/14	15.26	15.90	15.27	15.30	15.30	15.81	15.27
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate 3	3.61%	3.47%	2.99%	2.83%	3.33%	3.23%	3.84%
Taxable equivalent 4	6.38	6.13	5.28	5.00	5.88	5.71	6.78
Current 30-day SEC yield 5	N/A	1.99	1.46	1.31	N/A	1.75	2.30
Taxable equivalent 4	N/A	3.52	2.58	2.31	N/A	3.09	4.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

AMT-Free Municipal Fund     13

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.09%	5.94%	6.09%	6.09%	5.45%	5.45%	5.85%	5.73%	5.90%
10 years	55.65	49.42	47.93	47.93	44.10	44.10	51.29	46.37	54.54
Annual average	4.52	4.10	3.99	3.99	3.72	3.72	4.23	3.88	4.45
5 years	32.02	26.74	27.96	25.96	27.07	27.07	30.19	25.96	33.63
Annual average	5.71	4.85	5.05	4.72	4.91	4.91	5.42	4.72	5.97
3 years	17.89	13.17	15.70	12.70	15.16	15.16	16.90	13.10	18.70
Annual average	5.64	4.21	4.98	4.07	4.82	4.82	5.34	4.19	5.88
1 year	5.79	1.56	5.20	0.20	4.96	3.96	5.49	2.06	6.04

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal year ended 7/31/13	0.76%	1.38%	1.53%	1.03%	0.53%
Annualized expense ratio for the six-month period ended 7/31/14*	0.78%	1.40%	1.55%	1.05%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

14     AMT-Free Municipal Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2014, to July 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.96	$7.09	$7.85	$5.33	$2.79
Ending value (after expenses)	$1,047.00	$1,043.80	$1,042.90	$1,045.50	$1,048.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2014, use the following calculation method. To find the value of your investment on February 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.91	$7.00	$7.75	$5.26	$2.76
Ending value (after expenses)	$1,020.93	$1,017.85	$1,017.11	$1,019.59	$1,022.07

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

AMT-Free Municipal Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     AMT-Free Municipal Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2014, Putnam employees had approximately $486,000,000 and the Trustees had approximately $134,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

AMT-Free Municipal Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     AMT-Free Municipal Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

AMT-Free Municipal Fund     19

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

20     AMT-Free Municipal Fund

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

AMT-Free Municipal Fund     21

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 256, 230 and 210 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should

22     AMT-Free Municipal Fund

be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one-year period ended December 31, 2013 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the five-year period was due in significant part to the fund’s poor performance in 2009, which Putnam Management largely attributed to the fund’s conservative positioning relative to many of its peers at a time when municipal markets rallied and more aggressive funds (including funds with greater allocations to bonds that may be subject to the federal alternative minimum tax and funds with greater allocations to below-investment-grade bonds outperformed.

The Trustees also observed that, although the fund had not performed well in 2009, the fund’s performance had improved in more recent periods, with the fund ranked in the second quartile for the one-year period ended December 31, 2013, and that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and

AMT-Free Municipal Fund     23

also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24     AMT-Free Municipal Fund

Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

AMT-Free Municipal Fund     25

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam AMT-Free Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Municipal Fund (the “fund”) at July 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2014

26     AMT-Free Municipal Fund

The fund’s portfolio 7/31/14

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments

AGM Assured Guaranty Municipal Corporation

AMBAC AMBAC Indemnity Corporation

COP Certificates of Participation

FGIC Financial Guaranty Insurance Company

FHA Insd. Federal Housing Administration Insured

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

GNMA Coll. Government National Mortgage Association Collateralized

NATL National Public Finance Guarantee Corp.

PSFG Permanent School Fund Guaranteed

SGI Syncora Guarantee, Inc.

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.0%)*	Rating**	Principal amount	Value
Alabama (0.8%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s, 10/1/37	Aaa	$245,000	$248,067
AL State Port Auth. Docks Fac. Rev. Bonds, 6s, 10/1/40	A–	1,000,000	1,138,500
Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity Zone Intl. Paper Co.), Ser. A, 6 1/4s, 11/1/33	BBB	1,500,000	1,698,090
			3,084,657
Alaska (1.0%)
Anchorage, G.O. Bonds, Ser. D, AMBAC, 5s, 8/1/25	AAA	3,420,000	3,821,850
			3,821,850
Arizona (4.0%)
Coconino Cnty., Poll. Control Rev. Bonds (Tucson Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa1	1,000,000	1,055,700
El Mirage G.O. Bonds, AGM, 5s, 7/1/42	AA	750,000	795,675
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.), 5 1/8s, 5/15/40	A–	2,125,000	2,228,105
Glendale, Wtr. & Swr. Rev. Bonds, 5s, 7/1/28	AA	1,000,000	1,116,680
Navajo Cnty., Poll. Control Corp. Mandatory Put Bonds (6/1/16) (AZ Pub. Svc. Co.), Ser. E, 5 3/4s, 6/1/34	A3	3,250,000	3,511,982
Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3), 5 1/4s, 7/1/36	A	1,400,000	1,535,590
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5 1/2s, 12/1/29	A–	1,000,000	1,179,380
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds (Scottsdale Hlth. Care), Ser. C, AGM, 5s, 9/1/35	AA	2,000,000	2,117,880
U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds, 6 1/2s, 7/1/39	BBB+	1,750,000	2,034,340
			15,575,332

AMT-Free Municipal Fund     27

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
California (16.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds (Episcopal Sr. Cmntys.)
6 1/8s, 7/1/41	BBB+/F	$500,000	$553,995
Ser. A, 5s, 7/1/32	BBB+/F	450,000	473,990
Bay Area Toll Auth. of CA Rev. Bonds (Toll Bridge), Ser. S-4, 5s, 4/1/33	A1	800,000	893,336
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Adventist Hlth. Syst.-West), Ser. A, 5 3/4s, 9/1/39	A	1,000,000	1,120,480
(Northern CA Retired Officers), 5s, 1/1/20	A	350,000	404,313
CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/4s, 6/1/40	Baa1	1,000,000	1,143,090
(Biola U.), 5s, 10/1/38	Baa1	1,200,000	1,269,468
CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim Place Claremont), Ser. A, 5 7/8s, 5/15/29	A	1,500,000	1,626,540
CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	5,000,000	6,109,900
5s, 11/1/43	Aa3	1,000,000	1,101,710
5s, 2/1/38	Aa3	3,000,000	3,307,170
CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A1	3,000,000	3,551,340
Ser. G-1, 5 1/4s, 10/1/23	A1	3,000,000	3,497,700
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes), 6 5/8s, 11/15/24	BBB–	2,000,000	2,300,760
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	1,550,000	1,663,862
(St. Joseph), NATL, 5 1/8s, 7/1/24	AA–	2,000,000	2,234,440
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5 1/2s, 9/1/30	BBB+	800,000	874,600
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. A, AMBAC, zero %, 6/1/24	A1	5,000,000	3,566,300
Grossmont-Cuyamaca, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. B, FGIC, NATL, zero %, 8/1/17	Aa2	2,100,000	2,008,860
Infrastructure & Econ. Dev. Bank Rev. Bonds (J. David Gladstone Inst.), Ser. A, 5s, 10/1/31	A–	1,000,000	1,078,420
Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles Intl. Arpt.)
Ser. A, 5s, 5/15/40	AA	1,000,000	1,084,880
Ser. B, 5s, 5/15/33	AA–	500,000	552,255
M-S-R Energy Auth. Rev. Bonds, Ser. A, 6 1/2s, 11/1/39	A–	750,000	987,173
Merced, City School Dist. G.O. Bonds (Election of 2003), NATL
zero %, 8/1/25	AA–	1,190,000	760,184
zero %, 8/1/24	AA–	1,125,000	758,171
zero %, 8/1/23	AA–	1,065,000	757,258
zero %, 8/1/22	AA–	1,010,000	758,308

28     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
California cont.
Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec. Project No. 1), Ser. A
5s, 7/1/31	A+	$500,000	$552,480
5s, 7/1/30	A+	500,000	556,870
Oakland, Unified School Dist. Alameda Cnty., G.O. Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	BBB/P	2,500,000	2,927,900
Orange Cnty., Trans. Auth Toll Road Rev. Bonds (91 Express Lanes), 5s, 8/15/30	A1	530,000	593,690
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A, FGIC, NATL, zero %, 12/1/21	AA–	5,500,000	4,157,065
Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox), 5s, 3/1/27	A2	500,000	554,540
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds (Intl. Arpt.), Ser. F, 5s, 5/1/40	A1	1,250,000	1,312,800
San Francisco, City & Cnty., Redev. Agcy. Cmnty. Successor Tax Alloc. Bonds (Mission Bay’s), Ser. A, 5s, 8/1/43	BBB+	350,000	377,094
Santa Ana, Fin. Auth. Lease Rev. Bonds (Police Admin. & Holding)
NATL, 6 1/4s, 7/1/17	AA–	1,840,000	2,119,956
NATL, U.S. Govt. Coll, 6 1/4s, 7/1/17 (Escrowed to Maturity)	AA–	1,840,000	2,143,047
Tuolumne Wind Project Auth. Rev. Bonds (Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	AA–	1,000,000	1,135,930
Turlock, Irrigation Dist. Rev. Bonds, Ser. A, 5s, 1/1/40	AA–	1,000,000	1,065,650
Ventura Cnty., COP (Pub. Fin. Auth. III), 5s, 8/15/20	AA+	1,000,000	1,154,200
Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	406,718
			63,496,443
Colorado (2.9%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	A–	2,000,000	2,032,340
(Covenant Retirement Cmnty.), Ser. A, 5s, 12/1/33	BBB–	1,850,000	1,922,612
Denver City & Cnty., Arpt. Rev. Bonds
(Sub. Syst.), Ser. B, 5 1/4s, 11/15/32	A2	1,500,000	1,692,405
Ser. B, 5s, 11/15/37	A1	3,000,000	3,293,670
E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	AA–	1,000,000	1,037,910
Ser. A, NATL, zero %, 9/1/34	AA–	3,525,000	1,365,761
			11,344,698
District of Columbia (0.5%)
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds (Dulles Metrorail), 5s, 10/1/53	Baa1	2,000,000	2,060,120
			2,060,120
Florida (8.4%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds (Health First, Inc.), 7s, 4/1/39	A3	1,250,000	1,423,700
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O, 5 3/8s, 10/1/29	A1	1,000,000	1,141,340

AMT-Free Municipal Fund     29

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Florida cont.
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4 1/4s, 5/1/34	A–	$360,000	$347,832
FL State Board of Ed. G.O. Bonds (Capital Outlay 2011), Ser. F, 5s, 6/1/30	AAA	2,520,000	2,907,676
Hernando Cnty., Rev. Bonds (Criminal Justice Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	AA–	10,000,000	11,062,900
Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,000,000	2,149,660
Marco Island, Util. Sys. Rev. Bonds, Ser. A, 5s, 10/1/34	Aa3	1,000,000	1,105,690
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	1,060,200
Orange Cnty., Hlth. Facs. Auth. Rev. Bonds (Presbyterian Retirement Cmntys.), 5s, 8/1/34	A–/F	1,000,000	1,065,560
Orlando & Orange Cnty., Expressway Auth. Rev. Bonds, AGM, 5s, 7/1/25	AA	500,000	580,205
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds (Republic Drive/Universal), 5s, 4/1/23	A–/F	1,630,000	1,784,866
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds (Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	3,000,000	3,179,100
South Lake Hosp. Dist. Rev. Bonds (South Lake Hosp.), Ser. A, 6s, 4/1/29	Baa1	660,000	729,386
Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist. Loan Program), AGM, 7.15s, 11/1/15 (Escrowed to maturity)	AA	3,935,000	4,264,950
			32,803,065
Georgia (1.6%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds
5s, 1/1/34	A1	200,000	223,180
5s, 1/1/32	A1	2,850,000	3,202,146
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6 1/4s, 11/1/39	Aa3	1,500,000	1,789,154
Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech Athletic Assn.), Ser. A, 5s, 10/1/42	A2	900,000	971,811
			6,186,291
Guam (0.3%)
Territory of GU, Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB+	1,000,000	1,083,210
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, 5s, 10/1/30	AA	200,000	225,654
			1,308,864
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds (Kahala Sr. Living Cmnty.), 5 1/4s, 11/15/37	BBB/F	250,000	266,378
			266,378
Illinois (7.9%)
Chicago, G.O. Bonds, Ser. A
5s, 1/1/34	A+	700,000	713,118
5s, 1/1/33	A+	2,000,000	2,037,080
Chicago, Board of Ed. G.O. Bonds, Ser. A, NATL, 5 1/4s, 12/1/19	AA–	1,500,000	1,504,244
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5s, 1/1/31	AA+	500,000	539,670

30     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	$700,000	$803,495
Ser. D, 5 1/4s, 1/1/33	A2	1,000,000	1,115,650
Ser. F, 5s, 1/1/40	A2	1,045,000	1,084,501
Cicero, G.O. Bonds, Ser. A
SGI, 5 1/4s, 1/1/21 (Prerefunded 1/1/15)	A+/P	2,250,000	2,296,035
AGM, 5s, 1/1/20	AA	1,000,000	1,137,570
IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, NATL, 5 3/4s, 11/1/28	AA–	1,500,000	1,631,175
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,075,950
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	A–	1,575,000	1,661,310
IL State G.O. Bonds
5 1/4s, 2/1/30	A3	500,000	533,075
5s, 3/1/34	A3	1,000,000	1,020,170
5s, 8/1/21	A3	1,000,000	1,098,130
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, AGM, 5s, 1/1/22	AA	2,500,000	2,706,100
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds (McCormick), Ser. A, NATL, zero %, 12/15/22	AA–	5,500,000	4,162,620
Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC, 8s, 6/1/17	Aa3	5,000,000	5,742,550
			30,862,443
Indiana (1.4%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,141,480
IN State Fin. Auth. Rev. Bonds (BHI Sr. Living), 5 3/4s, 11/15/41	BBB+/F	1,000,000	1,083,220
IN State Fin. Auth. VRDN, Ser. A-2, 0.08s, 2/1/37	VMIG1	3,000,000	3,000,000
Rockport, Poll. Control Mandatory Put Bonds (6/1/18) (Indiana Michigan Pwr. Co.), 1 3/4s, 6/1/25	Baa1	300,000	300,770
			5,525,470
Kansas (0.4%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	1,455,000	1,528,550
			1,528,550
Kentucky (0.7%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	500,000	569,460
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	A–	800,000	891,536
Ser. B, 5 5/8s, 9/1/39	A–	1,000,000	1,079,140
			2,540,136
Louisiana (1.0%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC), 5s, 6/1/30	A2	3,000,000	3,084,570
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5s, 5/15/23	A	800,000	908,096
			3,992,666

AMT-Free Municipal Fund     31

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Maryland (0.6%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	A2	$2,000,000	$2,163,080
			2,163,080
Massachusetts (4.0%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. A, 5 1/2s, 1/1/22	AA	1,000,000	1,120,480
MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.), Ser. B, 5s, 1/1/37	A+	1,000,000	1,062,630
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	774,837
(Emerson College), Ser. A, 5 1/2s, 1/1/30	Baa1	2,000,000	2,224,520
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	500,000	520,500
MA State Dev. Fin. Agcy. Solid Waste Disp. FRB (Dominion Energy Brayton), Ser. 1, 5 3/4s, 12/1/42 (Prerefunded 5/1/19)	BBB+	1,000,000	1,209,490
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	2,000,000	2,346,200
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	2,110,590
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,755,815
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA Coll, FHLMC Coll., 2 3/4s, 12/1/41	Aa2	795,000	812,705
Metro. Boston, Trans. Pkg. Corp. Rev. Bonds, 5 1/4s, 7/1/36	A1	1,500,000	1,673,385
			15,611,152
Michigan (4.6%)
Detroit, Swr. Disp. Rev. Bonds, Ser. B, AGM, 7 1/2s, 7/1/33	AA	1,000,000	1,097,040
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM, 6 1/4s, 7/1/36	AA	1,575,000	1,640,174
Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply Syst.), Ser. A, 5 1/4s, 11/1/27	A2	1,000,000	1,139,620
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	1,000,000	1,095,500
(Henry Ford Hlth.), 5 1/4s, 11/15/24	A3	1,000,000	1,117,820
MI State Strategic Fund Ltd. Oblig. Rev. Bonds (Detroit Edison Co.), AMBAC, 7s, 5/1/21	Aa3	4,000,000	5,039,000
Midland Cnty., Bldg. Auth. Rev. Bonds, AGM, 5s, 10/1/25	AA	1,000,000	1,136,580
Northern Michigan U. Rev. Bonds, Ser. A, AGM, 5s, 12/1/27	AA	1,775,000	1,954,133
Western MI U. Rev. Bonds, AGM, 5s, 11/15/28	AA	3,500,000	3,845,275
			18,065,142
Minnesota (1.2%)
Minneapolis, Rev. Bonds (National Marrow Donor Program), 4 7/8s, 8/1/25	BBB+	1,350,000	1,415,975
Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB	1,500,000	1,556,370
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds (HealthPartners Oblig. Group), 5 1/4s, 5/15/36	A2	1,800,000	1,888,434
			4,860,779

32     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Mississippi (0.6%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds, Ser. A, 5s, 5/1/37	A3	$1,750,000	$1,849,523
MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. D-1, GNMA Coll, FNMA Coll, FHLMC Coll., 6.1s, 6/1/38	Aaa	415,000	447,644
			2,297,167
Missouri (1.5%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5 3/4s, 6/1/39	A+	1,150,000	1,253,178
MO State Dev. Fin. Board Infrastructure Fac. Rev. Bonds (Independence, Elec. Syst. Dogwood), Ser. A, 5s, 6/1/37	A	2,200,000	2,293,830
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,249,600
			5,796,608
Nebraska (0.3%)
Central Plains, Energy Rev. Bonds (NE Gas No. 3), 5s, 9/1/32	A–	1,000,000	1,079,110
			1,079,110
Nevada (1.1%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	525,000	578,865
Clark Cnty., Impt. Dist. Special Assmt. Bonds (Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	515,000	544,432
Reno, Sales Tax VRDN (Reno Trans. Rail Access Corridor (ReTRAC)), 0.07s, 6/1/42	VMIG1	3,145,000	3,145,000
			4,268,297
New Jersey (1.0%)
NJ State Higher Ed. Assistance Auth. Rev. Bonds (Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,112,760
NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5s, 1/1/33	A+	1,350,000	1,514,633
NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.), Ser. B, 5 1/4s, 6/15/36	A2	1,000,000	1,090,590
			3,717,983
New Mexico (0.2%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo Retirement Res.), 5s, 5/15/42	BBB–	980,000	972,650
			972,650
New York (5.6%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds (City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa2	2,275,000	2,607,332
5 3/4s, 5/1/27	Aa2	5,590,000	6,426,320
Hudson Yards, Infrastructure Corp. Rev. Bonds, Ser. A, 5 3/4s, 2/15/47	A2	1,000,000	1,140,290
Metro. Trans. Auth. Rev. Bonds, Ser. D, 5s, 11/15/36	AA–	3,000,000	3,276,690
NY City, G.O. Bonds, Ser. D-1, 5s, 10/1/36	Aa2	1,400,000	1,550,528
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, Ser. AA, 5s, 6/15/34	AA+	1,000,000	1,116,580
NY State Dorm Auth. Rev. Bonds, Ser. A, 5s, 3/15/38	AAA	1,000,000	1,116,170
NY State Dorm. Auth. Personal Income Tax Rev. Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	2,000,000	2,318,220

AMT-Free Municipal Fund     33

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
New York cont.
Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air Term.), 6s, 12/1/42	Baa3	$900,000	$1,029,861
Syracuse, Indl. Dev. Agcy. School Fac. Rev. Bonds (Syracuse City School Dist.), Ser. A, AGM, 5s, 5/1/25	Aa2	1,000,000	1,106,770
			21,688,761
North Carolina (0.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith College), 6s, 6/1/31	BBB	500,000	534,905
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A, 5 1/2s, 1/1/26	A–	1,500,000	1,667,385
			2,202,290
Ohio (4.6%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2
5 3/4s, 6/1/34	B3	500,000	397,360
5 3/8s, 6/1/24	B3	2,195,000	1,866,409
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A, 5s, 12/1/32	A2	2,000,000	2,193,560
Lorain Cnty., Hosp. Rev. Bonds (Catholic), Ser. C-2, AGM, 5s, 4/1/24	AA	2,000,000	2,199,500
Lucas Cnty., Hlth. Care Fac. Rev. Bonds (Sunset Retirement Cmntys.), 5 1/2s, 8/15/30	A–/F	650,000	715,481
OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.), Ser. 1, 5s, 11/1/28	Aaa	490,000	523,962
OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds, Ser. 85-A, FGIC, FHA Insd., U.S. Gov’t Coll., zero %, 1/15/15 (Escrowed to maturity)	AAA/P	5,000	4,993
OH State Air Quality Dev. Auth. Rev. Bonds (Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	750,000	843,360
OH State Higher Edl. Fac. Rev. Bonds (U. of Dayton), Ser. A, 5 5/8s, 12/1/41	A2	1,000,000	1,106,390
OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/32	A1	700,000	792,946
5s, 2/15/48	A1	1,250,000	1,347,050
OH State Wtr. Dev. Auth. Poll. Control Mandatory Put Bonds (6/3/19) (FirstEnergy Nuclear Generation, LLC), 4s, 12/1/33	Baa3	1,550,000	1,638,428
U. of Akron Rev. Bonds, Ser. B, AGM, 5 1/4s, 1/1/26	AA	3,375,000	3,728,430
Warren Cnty., Hlth. Care Fac. Rev. Bonds (Otterbein Homes Oblig. Group), Ser. A, 5 3/4s, 7/1/33	A	500,000	555,105
			17,912,974
Oregon (0.3%)
Keizer, Special Assmt. Bonds (Keizer Station), Ser. A, 5.2s, 6/1/31	A1	400,000	409,988
OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5 3/4s, 7/1/39	A1	750,000	838,328
			1,248,316

34     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania (7.3%)
Allegheny Cnty., G.O. Bonds, Ser. C-72, 5 1/4s, 12/1/32	AA–	$670,000	$760,262
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	500,000	556,875
Allentown, Neighborhood Impt. Zone Dev. Auth. Rev. Bonds, Ser. A, 5s, 5/1/42	Baa2	700,000	718,011
Berks Cnty., Muni. Auth. Rev. Bonds (Reading Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA	3,000,000	3,378,000
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds (Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A	2,500,000	2,772,625
Delaware River Port Auth. PA & NJ Rev. Bonds, 5s, 1/1/30	A	3,000,000	3,370,680
Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med. Ctr.), 5s, 1/1/27	A–	950,000	978,586
Montgomery Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.), Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,202,652
PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds (American Wtr. Co.), 6.2s, 4/1/39	A1	1,900,000	2,136,759
PA State Higher Edl. Fac. Auth. Student Hsg. Rev. Bonds (East Stroudsburg U.), 5s, 7/1/31	Baa3	1,760,000	1,825,437
PA State Pub. School Bldg. Auth. Rev. Bonds (Northampton Co. Area Cmnty. College), 5s, 6/15/33	AA	1,885,000	2,045,395
PA State Tpk. Comm. Rev. Bonds, Ser. A, 5s, 12/1/38	A1	650,000	714,305
Philadelphia, Gas Wks. Rev. Bonds, Ser. 9, 5 1/4s, 8/1/40	BBB+	1,400,000	1,571,500
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, 5s, 11/1/26	A1	2,220,000	2,531,444
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA	1,225,000	1,313,923
Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	1,250,000	1,424,175
Wilkes-Barre, Fin. Auth. Rev. Bonds (U. of Scranton), 5s, 11/1/40	A	1,000,000	1,065,470
			28,366,099
Puerto Rico (0.4%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. C
5 1/4s, 8/1/41	BBB–	850,000	596,071
5s, 8/1/40	BBB	1,000,000	775,830
			1,371,901
South Carolina (1.2%)
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,463,080
Ser. A, 5 1/2s, 12/1/54	AA–	1,000,000	1,105,380
			4,568,460
Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	1,850,000	2,077,976
			2,077,976

AMT-Free Municipal Fund     35

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Texas (9.6%)
Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien), Ser. A, 5s, 1/1/33	Baa2	$300,000	$316,620
Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,707,600
Dallas, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 6s, 2/15/27 (Prerefunded 2/15/18)	Aaa	2,500,000	2,957,050
Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier Toll Syst.), Ser. B, 5s, 4/1/53	AA+	900,000	960,561
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.08s, 12/1/24	A-1+	3,400,000	3,400,000
(Texas Med. Ctr.), Ser. B-1, 0.07s, 9/1/31	VMIG1	3,085,000	3,085,000
La Joya, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/15/30 (Prerefunded 2/15/18)	Aaa	2,500,000	2,870,175
Mansfield, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/27 (Prerefunded 2/15/15)	Aaa	2,000,000	2,051,700
Matagorda Cnty., Poll. Control Rev. Bonds (Central Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa1	600,000	686,982
New Hope, Cultural Ed. Facs. Fin. Corp. Rev. Bonds
(Collegiate Hsg.-Tarleton St.), 5s, 4/1/29	Baa3	500,000	538,865
(TX A&M U. Collegiate & Student Hsg. College Station I, LLC), Ser. A, 5s, 4/1/29	Baa3	530,000	575,617
North TX, Thruway Auth. Rev. Bonds (First Tier), Ser. A, 6 1/4s, 1/1/24	A2	3,500,000	4,150,230
North TX, Tollway Auth. Rev. Bonds, Ser. A, NATL, 5 1/8s, 1/1/28	AA–	1,500,000	1,653,554
Pharr, San Juan — Alamo, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	2,000,000	2,211,900
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (TX Hlth. Resources), Ser. C, 0.06s, 11/15/33	VMIG1	3,400,000	3,400,000
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,000,000	1,016,450
TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds, Ser. A, 5 1/4s, 12/15/24	A–	1,000,000	1,151,880
TX Private Activity Surface Trans. Corp. Rev. Bonds (LBJ Infrastructure), 7s, 6/30/40	Baa3	500,000	597,580
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5s, 12/15/28	A3	1,000,000	1,077,050
TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st Tier), Ser. A, 5s, 8/15/41	A–	2,150,000	2,291,793
			37,700,607
Utah (1.0%)
Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs., Inc.), Ser. C, 0.06s, 5/15/36	A-1+	3,935,000	3,935,000
			3,935,000
Virginia (0.4%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A2	1,575,000	1,743,194
			1,743,194

36     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Washington (3.0%)
WA State Higher Ed. Fac. Auth. Rev. Bonds (Whitworth U.), 5 1/8s, 10/1/24	Baa1	$2,500,000	$2,772,075
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	1,000,000	1,142,420
Ser. B, NATL, 5s, 2/15/27	AA–	1,085,000	1,133,261
WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aa1	6,000,000	6,775,020
			11,822,776
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB (Appalachian Pwr. Co.), Ser. A, 5 3/8s, 12/1/38	Baa1	500,000	544,155
			544,155
Wisconsin (1.6%)
WI Dept. of Trans. Rev. Bonds, Ser. 1, 5s, 7/1/31	AA+	1,225,000	1,385,218
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,388,900
WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,457,775
(Three Pillars Sr. Living), 5s, 8/15/33	A–/F	1,000,000	1,087,780
			6,319,673
Wyoming (0.5%)
Sweetwater Cnty., Poll. Control Rev. Bonds (Idaho Power Co.), 5 1/4s, 7/15/26	A1	1,800,000	1,952,280
			1,952,280

TOTAL INVESTMENTS
Total investments (cost $356,062,272)	$386,683,393

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through July 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $390,748,039.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.
The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.

AMT-Free Municipal Fund     37

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Healthcare	18.8%
Utilities	15.7
Local debt	14.0
Transportation	13.2
The fund had the following insurance concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
NATL	11.8%
AGM	10.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$386,683,393	$—
Totals by level	$—	$386,683,393	$—

The accompanying notes are an integral part of these financial statements.

38     AMT-Free Municipal Fund

	Statement of assets and liabilities 7/31/14
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $356,062,272)	$386,683,393
	Cash	1,334,610
	Interest and other receivables	4,127,439
	Receivable for shares of the fund sold	381,965
	Receivable for investments sold	20,400
	Prepaid assets	25,349
	Total assets	392,573,156
	LIABILITIES
	Payable for shares of the fund repurchased	1,091,687
	Payable for compensation of Manager (Note 2)	142,203
	Payable for custodian fees (Note 2)	3,273
	Payable for investor servicing fees (Note 2)	15,657
	Payable for Trustee compensation and expenses (Note 2)	143,007
	Payable for administrative services (Note 2)	1,261
	Payable for distribution fees (Note 2)	91,275
	Distributions payable to shareholders	231,476
	Other accrued expenses	105,278
	Total liabilities	1,825,117
	Net assets	$390,748,039

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$371,012,413
	Undistributed net investment income (Note 1)	135,034
	Accumulated net realized loss on investments (Note 1)	(11,020,529)
	Net unrealized appreciation of investments	30,621,121
	Total — Representing net assets applicable to capital shares outstanding	$390,748,039
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($333,666,493 divided by 21,870,357 shares)	$15.26
	Offering price per class A share (100/96.00 of $15.26)*	$15.90
	Net asset value and offering price per class B share ($2,958,387 divided by 193,707 shares)**	$15.27
	Net asset value and offering price per class C share ($26,760,535 divided by 1,749,439 shares)**	$15.30
	Net asset value and redemption price per class M share ($988,282 divided by 64,600 shares)	$15.30
	Offering price per class M share (100/96.75 of $15.30)†	$15.81
	Net asset value, offering price and redemption price per class Y share ($26,374,342 divided by 1,727,572 shares)	$15.27
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund     39

Statement of operations Year ended 7/31/14
INTEREST INCOME	$18,001,320

EXPENSES
Compensation of Manager (Note 2)	$1,685,383
Investor servicing fees (Note 2)	192,968
Custodian fees (Note 2)	10,042
Trustee compensation and expenses (Note 2)	27,224
Distribution fees (Note 2)	1,092,985
Administrative services (Note 2)	10,047
Other	201,230
Total expenses	3,219,879
Expense reduction (Note 2)	(482)
Net expenses	3,219,397
Net investment income	14,781,923

Net realized loss on investments (Notes 1 and 3)	(4,732,401)
Net realized loss on swap contracts (Note 1)	(456,672)
Net unrealized appreciation of investments and swap contracts during the year	17,419,825
Net gain on investments	12,230,752
Net increase in net assets resulting from operations	$27,012,675

The accompanying notes are an integral part of these financial statements.

40     AMT-Free Municipal Fund

Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13
Operations:
Net investment income	$14,781,923	$17,435,039
Net realized loss on investments	(5,189,073)	(278,717)
Net unrealized appreciation (depreciation) of investments	17,419,825	(31,903,391)
Net increase (decrease) in net assets resulting from operations	27,012,675	(14,747,069)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(92,603)	(15,299)
Class B	(1,001)	(146)
Class C	(9,423)	(1,534)
Class M	(294)	(34)
Class Y	(7,604)	(1,193)
From tax-exempt net investment income
Class A	(12,493,879)	(14,630,453)
Class B	(105,114)	(120,681)
Class C	(891,692)	(1,208,646)
Class M	(35,492)	(33,108)
Class Y	(1,051,608)	(1,290,973)
Decrease from capital share transactions (Note 4)	(50,672,181)	(13,597,954)
Total decrease in net assets	(38,348,216)	(45,647,090)
NET ASSETS
Beginning of year	429,096,255	474,743,345
End of year (including distributions in excess of net investment income of $135,034 and $127,527, respectively)	$390,748,039	$429,096,255

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund     41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
July 31, 2014	$14.74	.57	.52	1.09	(.57)	(.57)	—	—	$15.26	7.56	$333,666.78		3.85	11
July 31, 2013	15.75	.55	(1.01)	(.46)	(.55)	(.55)	—	—	14.74	(3.06)	356,787.77		3.54	16
July 31, 2012	14.66	.61	1.08	1.69	(.60)	(.60)	—	—	15.75	11.77	398,419.78		3.98	10
July 31, 2011	14.92	.63	(.26)	.37	(.63)	(.63)	—[c]	—[d]	14.66	2.58	332,098.77		4.34	25
July 31, 2010	14.27	.63	.64	1.27	(.62)	(.62)	—[c]	—	14.92	8.99	378,440	.79[e]	4.24[e]	13
Class B
July 31, 2014	$14.76	.48	.51	.99	(.48)	(.48)	—	—	$15.27	6.82	$2,958	1.40	3.24	11
July 31, 2013	15.76	.46	(1.01)	(.55)	(.45)	(.45)	—	—	14.76	(3.59)	3,826	1.38	2.92	16
July 31, 2012	14.67	.52	1.08	1.60	(.51)	(.51)	—	—	15.76	11.09	3,654	1.40	3.37	10
July 31, 2011	14.94	.54	(.27)	.27	(.54)	(.54)	—[c]	—[d]	14.67	1.84	3,774	1.39	3.68	25
July 31, 2010	14.29	.54	.64	1.18	(.53)	(.53)	—[c]	—	14.94	8.36	8,780	1.41[e]	3.61[e]	13
Class C
July 31, 2014	$14.78	.45	.52	.97	(.45)	(.45)	—	—	$15.30	6.71	$26,761	1.55	3.09	11
July 31, 2013	15.78	.43	(1.00)	(.57)	(.43)	(.43)	—	—	14.78	(3.73)	37,026	1.53	2.77	16
July 31, 2012	14.69	.49	1.09	1.58	(.49)	(.49)	—	—	15.78	10.88	39,662	1.55	3.20	10
July 31, 2011	14.96	.52	(.27)	.25	(.52)	(.52)	—[c]	—[d]	14.69	1.76	25,825	1.54	3.56	25
July 31, 2010	14.30	.51	.66	1.17	(.51)	(.51)	—[c]	—	14.96	8.31	30,968	1.56[e]	3.47[e]	13
Class M
July 31, 2014	$14.78	.53	.52	1.05	(.53)	(.53)	—	—	$15.30	7.25	$988	1.05	3.58	11
July 31, 2013	15.78	.51	(1.00)	(.49)	(.51)	(.51)	—	—	14.78	(3.24)	1,120	1.03	3.27	16
July 31, 2012	14.69	.57	1.08	1.65	(.56)	(.56)	—	—	15.78	11.44	887	1.05	3.72	10
July 31, 2011	14.96	.59	(.27)	.32	(.59)	(.59)	—[c]	—[d]	14.69	2.27	918	1.04	4.06	25
July 31, 2010	14.31	.59	.64	1.23	(.58)	(.58)	—[c]	—	14.96	8.78	1,354	1.06[e]	3.96[e]	13
Class Y
July 31, 2014	$14.75	.60	.52	1.12	(.60)	(.60)	—	—	$15.27	7.80	$26,374.55		4.08	11
July 31, 2013	15.76	.59	(1.01)	(.42)	(.59)	(.59)	—	—	14.75	(2.83)	30,338.53		3.77	16
July 31, 2012	14.66	.65	1.09	1.74	(.64)	(.64)	—	—	15.76	12.09	32,122.55		4.17	10
July 31, 2011	14.93	.67	(.28)	.39	(.66)	(.66)	—[c]	—[d]	14.66	2.80	13,693.54		4.59	25
July 31, 2010	14.27	.66	.65	1.31	(.65)	(.65)	—[c]	—	14.93	9.39	8,980	.56[e]	4.47[e]	13

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
July 31, 2010	0.02%

The accompanying notes are an integral part of these financial statements.

42	AMT-Free Municipal Fund	AMT-Free Municipal Fund	43

Notes to financial statements 7/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through July 31, 2014.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). The fund does not intend to invest in securities the interest on which is subject to the federal alternative minimum tax (AMT). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

44     AMT-Free Municipal Fund

a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage interest rate risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests

AMT-Free Municipal Fund     45

and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2014, the fund had a capital loss carryover of $9,541,054 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$3,772,457	2,004,593	$5,777,050	*
3,337,309	N/A	3,337,309	July 31, 2018
426,695	N/A	426,695	July 31, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $938,847 recognized during the period between November 1, 2013 and July 31, 2014 to its fiscal year ending July 31, 2015.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from late year loss deferrals, from dividends payable, from market discount, and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $169,348 to increase undistributed net investment income, and $169,348 to increase accumulated net realized loss.

46     AMT-Free Municipal Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$31,431,010
Unrealized depreciation	(809,889)
Net unrealized appreciation	30,621,121
Undistributed ordinary income	159,847
Undistributed tax-exempt income	206,663
Capital loss carryforward	(9,541,054)
Post-October capital loss deferral	(938,847)
Cost for federal income tax purposes	$355,964,169

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

AMT-Free Municipal Fund     47

Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$163,237
Class B	1,642
Class C	14,647
Class M	501
Class Y	12,941
Total	$192,968

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $482 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $224, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$765,150
Class B	28,097
Class C	294,696
Class M	5,042
Total	$1,092,985

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,497 and $10 from the sale of class A and class M shares, respectively, and received $1,041 and $1,051 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $81 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $41,219,142 and $89,757,907, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

48     AMT-Free Municipal Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/14		Year ended 7/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	3,282,301	$48,954,028	6,528,324	$102,535,550
Shares issued in connection with reinvestment of distributions	672,025	10,017,465	759,183	11,841,784
	3,954,326	58,971,493	7,287,507	114,377,334
Shares repurchased	(6,282,144)	(92,617,639)	(8,392,935)	(129,425,653)
Net decrease	(2,327,818)	$(33,646,146)	(1,105,428)	$(15,048,319)

	Year ended 7/31/14		Year ended 7/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	8,398	$123,792	89,604	$1,408,412
Shares issued in connection with reinvestment of distributions	6,607	98,479	6,976	108,836
	15,005	222,271	96,580	1,517,248
Shares repurchased	(80,517)	(1,193,495)	(69,195)	(1,078,550)
Net increase (decrease)	(65,512)	$(971,224)	27,385	$438,698

	Year ended 7/31/14		Year ended 7/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	107,177	$1,597,066	939,618	$14,823,879
Shares issued in connection with reinvestment of distributions	52,672	786,228	66,782	1,043,903
	159,849	2,383,294	1,006,400	15,867,782
Shares repurchased	(915,223)	(13,519,377)	(1,014,569)	(15,708,222)
Net increase (decrease)	(755,374)	$(11,136,083)	(8,169)	$159,560

	Year ended 7/31/14		Year ended 7/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	3,228	$47,533	32,867	$519,535
Shares issued in connection with reinvestment of distributions	2,300	34,354	2,000	31,190
	5,528	81,887	34,867	550,725
Shares repurchased	(16,722)	(246,068)	(15,254)	(240,160)
Net increase (decrease)	(11,194)	$(164,181)	19,613	$310,565

	Year ended 7/31/14		Year ended 7/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	670,795	$9,990,402	1,055,250	$16,580,929
Shares issued in connection with reinvestment of distributions	53,624	799,500	61,535	959,555
	724,419	10,789,902	1,116,785	17,540,484
Shares repurchased	(1,053,015)	(15,544,449)	(1,099,414)	(16,998,942)
Net increase (decrease)	(328,596)	$(4,754,547)	17,371	$541,542

AMT-Free Municipal Fund     49

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	$230,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(456,672)	$(456,672)
Total	$(456,672)	$(456,672)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$402,204	$402,204
Total	$402,204	$402,204

50     AMT-Free Municipal Fund

Federal tax information (Unaudited)

The fund has designated 99.25% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

AMT-Free Municipal Fund     51

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		68,076,117	3,037,765
Ravi Akhoury		68,044,791	3,069,091
Barbara M. Baumann		68,314,720	2,799,162
Jameson A. Baxter		68,226,309	2,887,573
Charles B. Curtis		68,230,354	2,883,527
Robert J. Darretta		68,297,789	2,816,093
Katinka Domotorffy		68,201,877	2,912,004
John A. Hill		68,263,895	2,849,987
Paul L. Joskow		68,271,963	2,841,918
Kenneth R. Leibler		68,319,004	2,794,878
Robert E. Patterson		68,304,474	2,809,408
George Putnam, III		68,322,254	2,791,628
Robert L. Reynolds		68,297,610	2,816,271
W. Thomas Stephens		68,309,657	2,804,225
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
12,978,659	368,083	995,109	3,203,673
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
53,324,545	1,989,928	3,687,119	12,112,289

All tabulations are rounded to the nearest whole number.

52     AMT-Free Municipal Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

AMT-Free Municipal Fund     53

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54     AMT-Free Municipal Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

AMT-Free Municipal Fund     55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56     AMT-Free Municipal Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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289526 9/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2014	$58,399	$ —	$11,322	$ —
July 31, 2013	$65,477	$ —	$11,267	$ —

For the fiscal years ended July 31, 2014 and July 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $587,496 and $158,767 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2014	$ —	$576,174	$ —	$ —

July 31, 2013	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 26, 2014